SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2000


                                BROADVISION, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                                           94-3184303
(State of jurisdiction)                        (IRS Employer Identification No.)

                                     0-28252
                              (Commission File No.)


                                  585 Broadway
                             Redwood City, CA 94063
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 261-5100



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ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

         On April 14, 2000, BroadVision, Inc. ("BroadVision") completed an acquisition in which it acquired Interleaf, Inc. ("Interleaf") in a stock-for-stock transaction. Interleaf was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of January 26, 2000 (the "Merger Agreement"), by and among BroadVision, Interleaf and Infiniti Acquisition Sub, Inc., a wholly owned subsidiary of BroadVision ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub was merged with and into Interleaf, with Interleaf being the surviving corporation (the "Merger"). As a result of the merger, Interleaf became a wholly owned subsidiary of BroadVision. In connection with the Merger: (a) each outstanding share of Interleaf common stock will be exchanged for 1.0395 shares of BroadVision common stock, resulting in the issuance of an aggregate of 14,392,293 shares of BroadVision common stock for all outstanding shares of Interleaf common stock and (b) all options to purchase shares of Interleaf common stock outstanding immediately prior to the consummation of the Merger were converted into options to purchase shares of BroadVision common stock.

         The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1.

         BroadVision, Inc. is a leader in personalized e-business applications. BroadVision's comprehensive suite of integrated applications is built for delivery via the Web and wireless devices. Companies using BroadVision's proven applications get to market quickly, launching innovative e-commerce, self-service and enterprise information sites. These sites enable personalized interactions and transactions with customers, partners, suppliers and employees. BroadVision One-To-One(TM) applications power innovative business-to-consumer sites and business-to-business exchanges for the world's top companies in financial services, telecommunications, retail and travel. BroadVision applications are available in more than 120 countries worldwide.


ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a) Financial Statements of the Business Acquired

                           (1) The required financial statements with respect to
the acquired business referred to in Item 2 of this Report are incorporated by reference to such financial statements as filed with the Securities and Exchange Commission (the "Commission) by Interleaf (Commission File Number 0-14713) in Interleaf's Annual Report on Form 10-K for the fiscal year ended March 31, 1999 and in Interleaf's Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 1999, September 30, 1999 and December 31, 1999.

                  (b) Pro Forma Financial Information

                           (2) The required pro forma financial information with
respect to the acquired business referred to in Item 2 of this Report is incorporated by reference to such pro forma financial information as filed with the Commission by BroadVision in the Registration Statement on Form S-4 (Registration No. 333-31756) on March 6, 2000, as amended.

                  (c) Exhibits

                                       1.

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Exhibit No.                Description

 2.1 Agreement and Plan of Merger and Reorganization, dated as of January 26, 2000, among BroadVision, Inc., a Delaware corporation, Infiniti Acquisition Sub, Inc., a Massachusetts corporation, and Interleaf, Inc. a Massachusetts corporation (incorporated by reference to Annex A to our Registration Statement on Form S-4 (No. 333-31756) filed with the Commission on March 6, 2000, as amended.

23.1              Consent of PricewaterhouseCoopers LLP

23.2              Consent of Ernst & Young LLP

99.1              Press Release of BroadVision dated April 17, 2000.

                                       2.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BROADVISION, INC.

Dated: May 1, 2000                          By: /s/ Randall C. Bolten
                                                --------------------------------
                                                Randall C. Bolten
                                                Executive Vice President,
                                                Operations and Chief Financial
                                                Officer

                                       3.